Exhibit 99.1

201 Technology Drive • Irvine • California •92618 Telephone: (949) 450-5400 Facsimile: (949) 450-5300 Email: IR@endocare.com Website: www.endocare.com
FOR RELEASE on March 6, 2009 at 6:00 am (EST)

Investor Contact:	Media Contact:	For Additional Information:
Matt Clawson	Len Hall	Terrence A. Noonan, Interim CEO
Allen & Caron, Inc.	Allen & Caron, Inc.	Michael R. Rodriguez, CFO
(949) 474-4300	(949) 474-4300	Endocare, Inc.
matt@allencaron.com	len@allencaron.com	(949) 450-5400
www.allencaron.com	www.allencaron.com	www.endocare.com
ENDOCARE REPORTS 2008 ANNUAL AND FOURTH QUARTER FINANCIAL RESULTS
IRVINE, Calif. (March 6, 2009) . . . Endocare, Inc. (NASDAQ: ENDO), an innovative medical device company focused on the development of minimally invasive technologies used by urologists and interventional radiologists for tissue and tumor ablation, today reported results for the fourth quarter and year ended December 31, 2008. Highlights of the quarter included a 14 percent increase in revenue compared to the fourth quarter of 2007 and the announcement of a definitive merger agreement with privately-held Galil Medical Ltd.
Fourth Quarter Results
     Total revenues for the fourth quarter of 2008 were $7.9 million, compared to $6.9 million in the fourth quarter of 2007. Domestic probe sales, as well as the estimated number of domestic cryoablation procedures performed, in the fourth quarter and full year of 2008 and 2007 are summarized in the following table:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007

Estimated domestic cryoablation procedures	2,236	2,269	9,358	9,373

Number of cryoprobes sold:
Straight probes	9,012	9,057	37,029	38,909
Right-angle probes	2,055	1,671	8,113	6,308

Total	11,067	10,728	45,142	45,217

     Probe sales are reported in two categories: straight probes, which are typically, although not always, used in prostate procedures and right-angle probes, which are typically used in procedures other than prostate procedures.
     Gross margin in the fourth quarter of 2008 was 64.4 percent, compared to 67.1 percent in the fourth quarter of 2007. Gross margin was affected by approximately $315,000 in costs associated with reworking certain of the Company’s finished goods inventory to incorporate recent product enhancements and certain adjustments to inventory reserves. Operating expenses in the 2008 fourth quarter were $8.8 million, compared to $7.1 million in the 2007 fourth quarter and included more than $1.5 million in merger related expenses. Fourth quarter 2008 operating expenses also included $0.9 million of a loss from the impairment of an investment in Sanarus Medical, a privately-held minority investee, in connection with a strategic alliance formed in 2001.

     Net loss for the fourth quarter was $3.8 million, or $0.31 loss per share, compared to a net loss of $2.4 million for the fourth quarter of 2007, or $0.21 loss per share.
     Adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) was a loss of $3.1 million for the fourth quarter of 2008 including $1.5 million in merger related expenses and the $0.9 million impairment loss as noted above, compared to a loss of $1.2 million for the fourth quarter of 2007. A reconciliation of the differences between GAAP net losses and adjusted EBITDA losses is included in an accompanying table.
     In November 2008, Endocare announced the execution of a definitive merger agreement with Galil Medical to together create a larger combined company focused on the promotion and development of cryoablation, a minimally invasive method to freeze and destroy cancerous tumors. The merger is expected to close during the second quarter of 2009.
     Interim CEO and Interim Chairman Terrence A. Noonan said, “We are pleased that we finished the year at an improved pace of year-over-year revenue growth during the fourth quarter. More significantly, we remain enthusiastic about our ability to position ourselves to become a larger, faster-growing company by signing the merger agreement with Galil Medical. We believe the combined company will more effectively advance the promise of cryoablation as an important option for patients suffering from a variety of forms of cancer. We believe the merger will afford us the ability as a combined company to greatly enhance the long-term prospects of our business, improve service to our customers and allow us to innovate at a more significant and efficient rate than either company could on its own.”
Year-End Results
     Total revenues for the year 2008 were $31.6 million, compared to $29.7 million for 2007. Gross margin for the year improved to 68.5 percent, up from 67.1 percent in 2007.
     For 2008, operating expenses were $31.0 million, compared to $29.9 million for 2007. Net loss for the year was $8.4 million, or $0.71 loss per share, compared to a net loss of $8.9 million, or $0.80 loss per share in 2007.
     Endocare Chief Financial Officer Michael R. Rodriguez reported that the balance sheet as of December 31, 2008 showed cash and cash equivalents of $2.7 million, total assets of $14.1 million and total stockholders’ equity of $3.5 million. The Company had access to an additional $2.1 million under its line of credit with Silicon Valley Bank as of December 31, 2008. As disclosed in the Company’s Form 8-K filing on February 27, 2009, the Company and Silicon Valley Bank entered into an amendment to the credit facility which, among other matters, extended the line of credit through May 27, 2009.
Going Concern
     Rodriguez also noted that the Company expects its 2008 audited financial statements will contain an unqualified opinion of its independent registered public accounting firm, but the Company has been informed that the opinion will contain an explanatory paragraph to the effect that there is substantial doubt about Endocare’s ability to continue as a going concern.

Merger with Galil
     The terms of the definitive merger agreement call for a stock-for-stock merger transaction resulting in Galil Medical becoming a wholly-owned subsidiary of Endocare. In addition, Endocare announced that upon the closing of the merger it will sell $16.25 million of newly issued shares of its common stock in a private placement, priced at $1.00 per share, to certain current institutional investors of Endocare and Galil. Consummation of the merger would result in current Endocare stockholders holding 52 percent of the combined company and current Galil stockholders holding 48 percent of the combined company, without giving effect to the shares issuable pursuant to the concurrent private placement. Endocare filed a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) in connection with the merger in January 2009.
Conference Call Information
     Given the pendency of the Galil merger, the Company has decided not to hold a results conference call relating to this press release. The Company intends to resume its regular results conference calls after the closing of the merger.
Use of Non-GAAP Financial Measures
     The Company uses, and this press release contains, the non-GAAP financial measure of adjusted EBITDA. The calculation of adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, and also excluding SFAS 123R non-cash stock compensation expense, collectively “adjusted EBITDA”) has no basis in GAAP. The Company’s management believes that this non-GAAP financial measure provides useful information to investors, permitting a better evaluation of the Company’s ongoing and underlying business performance, including the evaluation of its performance against its competitors in the healthcare industry. Management uses this non-GAAP financial measure for purposes of its internal projections and to evaluate the Company’s financial performance.
     Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies. A complete reconciliation of this non-GAAP financial measure for the applicable periods to the most directly comparable GAAP measures is presented in an accompanying table.
About Endocare
     Endocare, Inc.—www.endocare.com— is an innovative medical device company focused on the development of minimally invasive technologies for tissue and tumor ablation. Endocare has initially concentrated on developing technologies for the treatment of prostate cancer and believes that its proprietary technologies have broad applications across a number of markets, including the ablation of tumors in the kidney, lung and liver and palliative intervention (treatment of pain associated with metastases).
IMPORTANT DISCLAIMERS
     The common stock offered in the private placement referred to above will not be and has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
     Statements in this press release that are not historical facts are forward-looking statements, including statements relating to the merger and the financing, that involve risks and uncertainties. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those discussed in “Risk Factors” in the Company’s Form S-4 registration statement relating to the merger, Forms 10-K, Forms 10-Q and other filings with the Securities and Exchange Commission. Such risk factors include, but are not limited to, the following items: failure to receive stockholder approval of the merger or financing; the timing and receipt of regulatory approvals; the possibility that the anticipated benefits from the merger cannot be fully realized, if at all, or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Galil’s operations into Endocare will be greater than expected; the ability of the combined company to retain and hire key personnel; the Company has a limited operating history with significant losses and losses may continue in the future; the Company may require additional financing to sustain its operations and without it the Company may not be able to continue operations; the Company’s business may be materially and adversely impacted by the loss of the Company’s largest customer or the reduction, delay or cancellation of orders from this customer or if this customer delays payment or fails to make payment; the Company may be required to make state and local tax payments that exceed the Company’s settlement estimates; uncertainty regarding the ability to convince health care professionals and third party payers of the medical and economic benefits of the Company’s products; uncertainty relating to third party reimbursement; the risk that intense competition and rapid technological and industry change may make it more difficult for the Company to achieve significant market penetration; and uncertainty regarding the ability to secure and protect intellectual property rights relating to the Company’s technology. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. There can be no assurance that the proposed merger and financing will in fact be consummated. The Company undertakes no obligation to revise, or update publicly, any forward-looking statements for any reason.
IMPORTANT ADDITIONAL INFORMATION
     IN CONNECTION WITH THE PROPOSED MERGER, ENDOCARE HAS FILED WITH THE SEC A REGISTRATION STATEMENT ON FORM S-4, WHICH INCLUDES A PRELIMINARY PROXY STATEMENT/PROSPECTUS OF ENDOCARE, AND OTHER RELEVANT DOCUMENTS CONCERNING THE TRANSACTION. STOCKHOLDERS OF ENDOCARE AND SHAREHOLDERS OF GALIL ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.
     Investors will be able to obtain free copies of the Registration Statement on Form S-4 and other documents filed with the SEC by Endocare through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and Endocare’s other filings with the SEC may also be obtained from Endocare by making a request to Allen & Caron at (949) 474-4300. In addition, investors may access copies of the documents filed with the SEC by Endocare on Endocare’s website at www.endocare.com when they become available.
     Endocare and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Endocare’s stockholders with respect to the transactions contemplated by the definitive merger agreement between Galil and Endocare. Information regarding Endocare’s directors and executive officers is contained in Endocare’s Registration Statement on Form S-4 filed with the SEC on January 23, 2009. As of December 31, 2008, Endocare’s directors and executive officers beneficially owned (as calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended) approximately 420,523 shares, or 3.6%, of Endocare’s common stock. You can obtain free copies of these documents from Endocare using the contact information set forth above.
FINANCIAL TABLES FOLLOW

ENDOCARE REPORTS FINANCIAL RESULTS FOR FOURTH QUARTER 2008
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ENDOCARE, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007

Total revenues	$7,890	$6,914	$31,562	$29,687

Costs and expenses:
Cost of revenues	2,808	2,274	9,935	9,780
Research and development	581	620	2,346	2,555
Selling and marketing	3,499	3,493	14,619	14,855
General and administrative	3,844	2,950	13,078	12,506
Gain on recovery of note receivable.	—	—	(750)	—
Litigation settlement, net of related legal expenses	—	—	—	(677)
Investment impairment	918	—	918	—

Total costs and expenses	11,650	9,337	40,146	39,019

Loss from operations	(3,760)	(2,423)	(8,584)	(9,332)
Interest income (expense), net	(13)	12	168	391

Net loss	$(3,773)	$(2,435)	$(8,416)	$(8,941)

Net loss per share — basic and diluted	$(0.31)	$(0.21)	$(0.71)	$(0.80)

Weighted average shares of common stock outstanding	12,044	11,640	11,902	11,122

ENDOCARE REPORTS FINANCIAL RESULTS FOR FOURTH QUARTER 2008
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ENDOCARE, INC. AND SUBSIDIARY
RECONCILIATION OF GAAP NET LOSS TO EARNINGS BEFORE INTEREST, TAXES,
DEPRECIATION, AMORTIZATION AND STOCK COMPENSATION EXPENSE
(“ADJUSTED EBITDA”)
(Unaudited)
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007

GAAP net loss	$(3,773)	$(2,435)	$(8,416)	$(8,941)

Add:
Depreciation	118	127	494	590
Amortization of intangibles	125	125	501	536
Interest expense	32	39	120	173

Subtotal	(3,498)	(2,144)	(7,301)	(7,642)

Add: Stock compensation expense	376	952	1,185	3,880

Adjusted EBITDA	$(3,122)	$(1,192)	$(6,116)	$(3,762)

MORE-MORE-MORE

ENDOCARE REPORTS FINANCIAL RESULTS FOR FOURTH QUARTER 2008
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ENDOCARE, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	December 31,	December 31,
	2008	2007
	(Unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$2,685	$7,712
Accounts receivable, net	5,076	3,530
Inventories, net	2,559	3,022
Prepaid expenses and other current assets	518	2,081

Total current assets	10,838	16,345

Property and equipment, net	628	850
Intangibles, net	2,576	3,077
Investments and other assets	75	989

Total assets	$14,117	$21,261

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$3,638	$2,194
Accrued compensation	1,955	3,895
Other accrued liabilities	3,007	3,034
Loan payable	1,880	880
Obligations under capital lease — current portion.	26	28

Total current liabilities	10,506	10,031

Deferred compensation	77	227
Obligations under capital lease — less current portion	62	84

Stockholders’ equity:
Preferred stock, $0.001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.001 par value; 50,000,000 shares authorized; 11,811,451 and 11,761,562 issued and outstanding as of December 31, 2008 and 2007, respectively	12	12
Additional paid-in capital	201,632	200,663
Accumulated deficit	(198,172)	(189,756)

Total stockholders’ equity	3,472	10,919

Total liabilities and stockholders’ equity	$14,117	$21,261

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